UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2003

INTERMUNE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State of jurisdiction)

0-29801	94-3296648
(Commission File No.)	(IRS Employer Identification No.)

3280 Bayshore Boulevard Brisbane, CA 94005
(Address and registrant’s principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 466-2200

Item 5.                                   Other Events

On April 29, 2003, InterMune, Inc., a Delaware corporation, issued a press release announcing earnings for the quarter ended March 31, 2003.  A copy of the earnings press release is filed as Exhibit 99.1 to this report.

Each non-GAAP financial measure presented in the earnings press release was included because our management uses this information to monitor and evaluate on-going operating results and trends excluding certain items.  The non-GAAP financial measures used within our earnings press release include:

•                                              First quarter net loss and net loss per share, excluding one time acquired research and development and milestone payments paid to Amgen Inc., and Nektar Therapeutics related to performance milestones that InterMune achieved in its PEG-alfacon program in the first quarter of 2003; and

•                                              a payment to Marnac, Inc. for the acquisition of pirfenidone in the first quarter of 2002.

Our management believes the non-GAAP information is also useful for investors because the charges relating to acquired research and development and milestone payments are the result of transactions that are unusual due to their nature, size or infrequency.  Consequently, excluding those charges from our operating results provides users of the financial statements an important insight into our operating results and related trends that affect our core business.

Item 7.                                   Financial Statements and Exhibits.

(c)                        Exhibits.

Number	Description
99.1	Press Release entitled “InterMune Announces First Quarter Financial Results,” dated April 29, 2003 (furnished and not filed herewith solely pursuant to Item 9 and Item 12).

Item 9.                                   Regulation FD Disclosure (information furnished under this Item is being furnished under Items 9 and 12)

In accordance with SEC Release No. 33-8216, the information contained herein and in the accompanying exhibit is being furnished under both Item 9 and Item 12.

On April 29, 2003, InterMune, Inc. (“InterMune”) reported its fiscal first quarter results for the period ending March 31, 2003.  A copy of the press release issued by InterMune on April 29, 2003 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by InterMune, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The information furnished in this report, including the exhibit hereto, shall not be deemed to constitute an admission that such information or exhibit is required to be furnished by Regulation FD or that the information or exhibit in this report contains material information that is not otherwise publicly available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERMUNE, INC.

Dated: May 1, 2003	By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Executive Vice President of Legal Affairs

EXHIBIT INDEX

Number	Description
99.1	Press Release entitled “InterMune Announces First Quarter Financial Results,” dated April 29, 2003 (furnished and not filed herewith solely pursuant to Item 9 and Item 12).